UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31543	92-3550089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	FLUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 28, 2023, Flux Power Holdings, Inc. (the “Registrant”), Flux Power, Inc., a wholly-owned subsidiary of the Registrant (“Flux” and together with the Registrant, the “Company”), entered into a certain Loan and Security Agreement (the “Agreement”) with Gibraltar Business Capital, LLC, a Delaware limited liability company (“GBC”). The Agreement provides the Company with a senior secured revolving loan facility (the “Credit Facility”) for up to $15,000,000 (the “Revolving Loan Commitment”). The revolving amount available under the Credit Facility is equal to the lesser of the Revolving Loan Commitment and the borrowing base amount (as defined in the Agreement). The Credit Facility is evidenced by a revolving note, which matures on July 28, 2025 (the “Maturity Date”), unless extended, modified or renewed (the “Revolving Note”). Provided that there is no event of default, the Maturity Date can automatically be extended for one (1) year period upon payment of a renewal fee for each such extension in the amount of three-quarters of one percent (0.75%) of the Revolving Loan Commitment, which fee will be due and payable on or before the applicable Maturity Date. In addition, subject to conditions and terms set forth in the Agreement, the Company may request an increase in the Revolving Loan Commitment from time to time upon not less than 30 days’ notice to GBC which increase may be made at the sole discretion of GBC, as long as: (a) the requested increase is in a minimum amount of $1,000,000, and (b) the total increases do not exceed $5,000,000 and no more than five (5) increases are made. Outstanding principal under the Credit Facility accrues interest at SOFR (as defined in the Agreement) plus five and one half of one percent (5.50%) per annum with such interest payment is due monthly on the last day of the month. In the event of default, the amounts due under the Agreement bears interest at a rate per annum equal to three percent (3.0%) above the rate that is otherwise applicable to such amounts. The Company has agreed to pay GBC a non-refundable closing fee for the Credit Facility of $112,500 on or before the execution of the Agreement. In addition, the Company is required to pay a monthly unused line fee equal to one-half of one percent (0.50%) per annum on the difference between the Revolving Loan Commitment and the average outstanding principal balance of the revolving loan(s) for such month. The obligations under the Credit Facility may be prepaid in whole or in part at any time upon an exit fee of (a) two percent (2.00%) of the Revolving Loan Commitment if the obligations are paid in full during the first year after the closing date, or (b) one percent (1.00%) of the Revolving Loan Commitment if the obligations are paid in full after the expiration of the first year after the closing date, provided, that, the exit fee will be waived if such prepayment occurs in connection with the refinancing of the obligations with Bank of America, N.A., as lender.

The Agreement contains customary representations and warranties, events of default, negative and affirmative covenants and financial covenants including maintaining minimum tangible net worth, and certain limitations on dispositions of assets. The Agreement also contains usual and customary events of default (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default, payment of all amounts payable under the Credit Facility may be accelerated and/or GBC’s commitment may be terminated by GBC without any action by GBC.

The loans and other obligations of the Company under the Credit Facility are secured by substantially all of the tangible and intangible assets of the Company (including, without limitation, intellectual property) pursuant to the terms of the Agreement and the Intellectual Property Security Agreement entered into by and among the Company and GBC on July 28, 2023 (the “IP Security Agreement”).

The foregoing descriptions of the Agreement, the IP Security Agreement and the Revolving Note do not purport to be a complete statement of the parties’ rights under such agreements and are qualified in their entirety by reference to the full text of the Agreement, the IP Security Agreement and the Revolving Note, which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the entry into the Agreement and the repayment in full of $5,109,655.24, which consists of $5,035,056.79 in principal amount outstanding under a revolving credit facility with Silicon Valley Bank (“SVB”), plus accrued and unpaid interest and related fees of $74,598.45 with a portion of the funds from the Credit Facility on July 28, 2023, the Company terminated the Loan and Security Agreement, dated as of November 9, 2020, as amended, by and among SVB, Flux and the Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 7.01 Regulation FD Disclosure.

On August 3, 2023, the Company issued a press release announcing the entry into the Credit Facility with GBC. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description

10.1	Loan and Security Agreement
10.2	Intellectual Property Security Agreement
10.3	Form of Revolving Note
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

	By:	/s/ Ronald F. Dutt
Ronald F. Dutt,
Chief Executive Officer

Dated: August 3, 2023